UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2023

 WEWORK INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 East 49th Street, 3rd Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 389-3922
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock[1]	WEWOW(1)	(1)
Class A Common Stock Purchase Rights	—	The New York Stock Exchange

(1) On August 22, 2023, the New York Stock Exchange filed a Form 25 to delist the Company’s warrants and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended. Effective August 23, 2023, the registrant’s warrants are trading on the OTC Pink Marketplace under the symbol “WEWOW.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 12, 2023, the stockholders of WeWork Inc. (the “Company”) approved an amendment to the Company’s second amended and restated certificate of incorporation to effect a reverse stock split of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and Class C common stock, par value $0.0001 per share (the “Class C Common Stock”), by a ratio in the range of 1-for-10 to 1-for-40, with such ratio to be determined at the discretion of the board of directors of the Company. On August 17, 2023, the board of directors of the Company approved the reverse stock split of the Class A Common Stock and the Class C Common Stock at a ratio of 1-for-40.

On September 1, 2023, the Company filed a Certificate of Amendment to the Company’s second amended and restated certificate of incorporation (the “Amendment”) with the Secretary of State of the State of Delaware, which effected, as of 4:01 p.m., Eastern Time, on September 1, 2023 (the “Effective Time”), a 1-for-40 reverse stock split of the Company’s Class A Common Stock and Class C Common Stock. The Amendment was filed to enable the Company to regain compliance with the $1.00 per share minimum closing price required to maintain continued listing on the New York Stock Exchange (the “NYSE”).

The Amendment provides that at the Effective Time, every 40 shares of the Company’s issued and outstanding Class A Common Stock was combined into one issued and outstanding share of Class A Common Stock and every 40 shares of the Company’s issued and outstanding Class C Common Stock was combined into one issued and outstanding share of Class C Common Stock, without any further action by the Company or the holders thereof. No fractional shares were issued in connection with the reverse stock split. Holders of the Class A Common Stock and Class C Common Stock will receive a cash payment (without interest) in lieu of any fractional shares. The reverse stock split applied equally to all outstanding shares of Class A Common Stock and Class C Common Stock and did not modify the rights or preferences of the Class A Common Stock or the Class C Common Stock. The reverse stock split did not change the par value of the Class A Common Stock or the Class C Common Stock.

The Company’s Class A Common Stock is expected to begin trading on a split-adjusted basis on the NYSE commencing upon market open on September 5, 2023. The Company’s Class A Common Stock will continue to trade under the symbol “WE,” and the new CUSIP number for the Company’s Class A Common Stock following the reverse stock split is 96209A401.

The foregoing description is qualified in its entirety by the Amendment, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On September 1, 2023, the Company issued a press release announcing the completion of the reverse stock split. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Certain statements made in this Form 8-K may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “pipeline,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in any forward-looking statement are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, WeWork’s ability to implement its business plan; the reverse stock split and its impact on the trading volume and price of WeWork’s common stock and warrants; WeWork’s ability to regain compliance with the listing rules of the New York Stock Exchange and maintain its continued listing; WeWork’s ability to refinance, extend, restructure or repay outstanding debt; its outstanding indebtedness; its liquidity needs to operate its business and execute its strategy, and related use of cash; its ability to raise capital through equity issuances, asset sales or the incurrence of debt; WeWork’s ability to fully execute actions and steps that would be probable of mitigating the existence of substantial doubt regarding its ability to continue as a going concern; retail and credit market conditions; higher cost of capital and borrowing costs; impairments; its current and projected liquidity needs; changes in general economic conditions, including as a result of inflation, the COVID-19 pandemic and the conflict in Ukraine; WeWork’s expectations regarding its exits of underperforming locations, including the timing of any such exits and its ability to retain its members; delays in customers and prospective customers returning to the office and taking occupancy, or changes in the preferences of customers and prospective customers with respect to remote or hybrid working, as a result of the COVID-19 pandemic leading to a parallel delay, or potentially permanent change, in receiving the corresponding revenue; the health of the commercial real estate market; and the impact of foreign exchange rates on WeWork’s financial performance. Forward-looking statements speak only as of the date they are made. WeWork discusses these and other risks and uncertainties in its annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

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Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation
99.1	Press Release dated September 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

	By:	/s/ Pamela Swidler
Date: September 1, 2023	Name:	Pamela Swidler
	Title:	Chief Legal Officer

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